Taxes on Income	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 16 - TAXES ON INCOME

A.	The Company is subject to income taxes under Israeli tax laws:

1.	Corporate tax rates in Israel

The Israeli corporate tax rate was 24% in the year 2017, and reduced to 23% in the year 2018 and onwards. Such tax rate changes had no significant impact on the Company’s financial statements.

2.	As of December 31, 2019, the Company generated net operation losses of approximately USD 25,077, which may be carried forward and offset against taxable income in the future for an indefinite period.

3.	The Company is still in its development stage and has not yet generated revenues; therefore, it is more likely than not that sufficient taxable income will not be available for the tax losses to be utilized in the future. Therefore, a valuation allowance was recorded to reduce the deferred tax assets to its recoverable amounts.

	December 31,
	2019	2018	2017
Deferred tax assets:	USD in thousands

Operating loss carryforward	25,077	18,711	8,838

Deferred taxes due to carryforward losses	5,768	4,303	2,033

Valuation allowance	(5,768)	(4,303)	(2,033)
Net deferred tax asset	—	—	—

4.	The Company has no uncertain tax positions and foreign sources of income.

5.	The Company has final tax assessments until and including 2016.